                                                                    EXHIBIT 21.1


     SUBSIDIARY LIST WITH INCORPORATION/ORGANIZATION DATE (BY JURISDICTION)





CALIFORNIA

   230 Bay Place, L.P.                                                                                    07/18/2000
   San Francisco Bay Partners II, Ltd.                                                                    07/02/1984

CONNECTICUT

   Avalon Transactions, Inc.                                                                              12/27/1994
   Town Close Associates Limited Partnership                                                              04/10/1992
   Town Grove, LLC                                                                                        12/27/1994

DELAWARE

   Avalon Ballston II, L.P.                                                                               01/03/1997
   Avalon DownREIT V, Inc.                                                                                07/06/1998
   Avalon DownREIT V, L.P.                                                                                11/07/1997
   Avalon Park Tower, LLC                                                                                 11/21/2000
   Avalon Riverview III, LLC                                                                              03/22/2000
   Avalon Terrace LLC                                                                                     05/02/2000
   AvalonBay Redevelopment LLC                                                                            06/15/1999
   Bay Countrybrook L.P.                                                                                  06/12/1996
   Bay Pacific Northwest, L.P.                                                                            08/29/1997

MARYLAND

   Avalon 4100 Massachusetts Avenue, Inc.                                                                 06/13/1994
   Avalon Ballston II, Inc.                                                                               11/01/1996
   Avalon Chase Glen, Inc.                                                                                10/27/1993
   Avalon Chase Grove, Inc.                                                                               03/18/1994
   Avalon Chase Hampton, II, Inc.                                                                         10/27/1993
   Avalon Chase Heritage, Inc.                                                                            10/27/1993
   Avalon Decoverly, Inc.                                                                                 03/08/1995
   Avalon Lake Arbor, Inc.                                                                                07/14/1995
   Avalon Oaks West, Inc.                                                                                 02/05/2001
   Avalon Oaks, Inc.                                                                                      09/04/1997
   Avalon Town Green II, Inc.                                                                             08/24/1993
   Avalon Town Meadows, Inc.                                                                              05/27/1994
   Avalon Town View, Inc.                                                                                 10/27/1993
   Avalon Upper Falls Limited Dividend Corporation                                                        01/05/2001
   AvalonBay Fairlane, Inc.                                                                               07/22/1998
   AvalonBay Ledges, Inc.                                                                                 07/22/1998
   AvalonBay Parking, Inc.                                                                                01/19/2001
   AvalonBay Redevelopment, Inc.                                                                          02/12/1999
   Falkland Partners, LLC                                                                                 07/01/1985
   Lexington Ridge-Avalon, Inc.                                                                           10/27/1993

MASSACHUSETTS

   AvalonBay BFG Limited Partnership                                                                      05/21/1998

MINNESOTA

   AvalonBay Devonshire L.L.C.                                                                            05/20/1998
   AvalonBay Edinburgh L.L.C.                                                                             05/20/1998
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


NEW JERSEY

   Town Cove II Jersey City Urban Renewal, Inc.                                                           04/16/1996
   Town Cove Jersey City Urban Renewal, Inc.                                                              02/02/1994
   Town Run Associates                                                                                    11/03/1994

VIRGINIA

   Arna Valley View Limited Partnership                                                                   02/24/1999
   Avalon Decoverly Associates Limited Partnership                                                        10/16/1990

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